LENDER JOINDER AGREEMENT

This LENDER JOINDER AGREEMENT (this "Agreement"), dated as of September 28, 2012, to the Credit Agreement (as defined below) is by and among the parties identified as “New Lenders” on the signature pages hereto (each a "New Lender" and collectively, the “New Lenders”), Global Payments Inc., a Georgia corporation (the “Company”), the other borrowers party hereto (together with the Company, the “Borrowers” and each a “Borrower”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement dated as of December 7, 2010 (as amended and modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower has requested that the Aggregate Revolving Commitments be increased by $150,000,000 such that the Aggregate Revolving Commitments will be $750,000,000;

WHEREAS, the New Lenders have agreed to provide Revolving A Commitments and/or Revolving B Commitments on the terms and conditions set forth herein and to become a Lender under the Credit Agreement in connection therewith.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Each New Lender hereby agrees to provide a Revolving A Commitment and/or a Revolving B Commitment in the amount set forth opposite such New Lender's name on Annex A hereto and the initial Applicable Percentage of such New Lender shall be as set forth therein.

2.    Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the date of this Agreement, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and (vi) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3.    The Borrower agrees that, as of the date hereof, each New Lender shall (a) be a party to the Credit Agreement and the other Loan Documents, (b) be a "Lender" for all purposes of the Credit Agreement and the other Loan Documents, and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

4.    The applicable address, facsimile number and electronic mail address of each New Lender for purposes of Section 10.02 of the Credit Agreement are as set forth in such New Lender's Administrative Questionnaire delivered by such New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by such New Lender in a notice to the Administrative Agent.

5.    This Agreement shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrowers, the New Lenders and Bank of America, N.A., as Administrative Agent.

(b)    The Administrative Agent shall have received satisfactory evidence that (i) no new security breach or significant expansion of the existing security breach (as described in the Form 10-K of the Borrower, filed on July 27, 2012) shall have occurred; and (ii) the amount of the special charge for the security breach for fiscal years 2012 and 2013 announced on the Borrower's July 26, 2012 earnings call shall not have collectively increased by more than 20%.

(c)    The Administrative Agent shall have received all fees and other amounts required to be paid on or prior to the date of this Agreement.

6.    This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

7.    This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia.

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GLOBAL PAYMENTS INC.
NEW LENDER JOINDER AGREEMENT
CHAR1

1284079v1
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

NEW LENDERS:	PNC BANK NATIONAL ASSOCIATION,
as a New Lender

By:/s/ Chris Whitis
Name: Chris Whitis
Title:SVP

REGIONS BANK,
as a New Lender

By:/s/ Stephen T. Hatch
Name: Stephen T. Hatch
Title:Vice President

FIFTH THIRD BANK,
as a New Lender
UK Passport Number: 13/F/24267/DTTP
Tax Residency: United States

By:/s/ Kenneth W. Deere
Name: Kenneth W. Deere
Title:Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a New Lender

By:/s/ John S. McGill
Name: John S. McGill
Title:Director

By:/s/ Ming K. Chu
Name: Ming K. Chu
Title:Vice President

BORROWERS:                    GLOBAL PAYMENTS INC.,
a Georgia corporation

By: /s/ David E. Mangum
Name: David E. Mangum
Title: Chief Financial Officer

GLOBAL PAYMENTS DIRECT, INC.,
a New York corporation

By: /s/ Suellyn P. Tornay
Name: Suellyn P. Tornay
Title: Secretary

GLOBAL PAYMENTS UK LTD.,
a British Company governed of the Laws of England
and Wales

By: /s/ Christopher Davies
Name: Christopher Davies
Title: Director

GLOBAL PAYMENTS ACQUISITION
CORPORATION 2 SARL,
a Dutch Company governed under the Laws of
the Netherlands

By: /s/ Suellyn P. Tornay
Name: Suellyn P. Tornay
Title: Type A Manager

    GLOBAL PAYMENTS ACQUISITION PS 2 C.V.,
a Belgium Company governed under the Laws
of Luxembourg

By: /s/ Suellyn P. Tornay
Name: Suellyn P. Tornay
Title: Secretary

GLOBAL PAYMENTS ACQUISITION
PS 1 - GLOBAL PAYMENTS DIRECT S.E.N.C., a
Luxembourg general partnership

By: Global Payments Direct, Inc.
Its: General Partner

By: /s/ Suellyn P. Tornay
Name: Suellyn P. Tornay
Title: Secretary

ACCEPTED AND AGREED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/ Angelo M. Martorana
Name: Angelo M. Martorana
Title: Assistant Vice President

Annex A to
Lender Joinder Agreement

REVOLVING COMMITMENTS AND APPLICABLE PERCENTAGE

Lender	Revolving A Commitment	Applicable Percentage of Revolving A Commitment	Revolving B Commitment	Applicable Percentage of Revolving B Commitment
PNC Bank National Association	$20,000,000	6.80272109%	N/A	N/A
Regions Bank	$20,000,000	6.80272109%	N/A	N/A
Fifth Third Bank	$8,000,000	2.72108844%	N/A	N/A
Deutsche Bank AG New York Branch	N/A	N/A	$6,000,000	1.31578947%